UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2005

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-892	34-0252680
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders of Goodrich Corporation (the “Company”) held on April 19, 2005 (the “2005 Annual Meeting”), the Company’s shareholders approved an amendment and restatement of the Goodrich Corporation 2001 Stock Option Plan (the “Plan”). The Plan provides for the issuance of a broad range of stock-based compensation awards to the Company’s officers and other salaried employees, including stock options, stock appreciation rights, performance share and performance unit awards and restricted stock and restricted stock unit awards. The Plan was amended and restated to, among other things, change the name of the plan to the “Goodrich Corporation 2001 Equity Compensation Plan,” increase the number of shares of the Company’s common stock available for issuance under the Plan from 6,500,000 to 11,000,000 and add to the performance measures that may be used under the Plan.

At the 2005 Annual Meeting, the Company’s shareholders also approved an amendment and restatement of the Goodrich Corporation Senior Executive Management Incentive Plan (the “SEMIP”). The SEMIP provides for annual cash incentive compensation awards for the Company’s executive officers based upon achievement of performance goals as described in the Plan. The SEMIP was amended and restated to, among other things, increase the maximum amount of any individual award from $2,500,000 to $3,500,000 and add to the performance measures that may be used under the SEMIP.

Copies of the Plan and the SEMIP are exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

The Company has been notified that the United States Government has filed a Notice of Appeal in the tax refund case involving Coltec Industries Inc (“Coltec”), a former subsidiary of the Company (Coltec Industries Inc v. United States). The case relates to certain capital loss deductions and tax credits taken in 1996 by Coltec.

On November 3, 2004, the United States Court of Federal Claims ruled in favor of Coltec in this case, and the court entered a final judgment in favor of Coltec on February 15, 2005. If the decision is ultimately upheld, the Company will be entitled to the tax refund and related interest pursuant to an agreement with Coltec. Additional information regarding this case is included under the caption “Item 3. Legal Proceedings – Tax” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1	Goodrich Corporation 2001 Equity Compensation Plan (as amended and restated on April 19, 2005), filed as Appendix B to the Company’s definitive proxy statement filed March 7, 2005, is incorporated herein by reference.

Exhibit 10.2	Goodrich Corporation Senior Executive Management Incentive Plan (as amended and restated on April 19, 2005), filed as Appendix C to the Company’s definitive proxy statement filed March 7, 2005, is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: April 20, 2005	By:	/s/ Kenneth L. Wagner

Kenneth L. Wagner
Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Goodrich Corporation 2001 Equity Compensation Plan (as amended and restated on April 19, 2005), filed as Appendix B to the Company’s definitive proxy statement filed March 7, 2005, is incorporated herein by reference.

Exhibit 10.2	Goodrich Corporation Senior Executive Management Incentive Plan (as amended and restated on April 19, 2005), filed as Appendix C to the Company’s definitive proxy statement filed March 7, 2005, is incorporated herein by reference.

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